MAXIMIZING RETURNS AND CREATING VALUE Morgan Stanley Financials Conference 2015 Brian Shea Chief Executive Officer, Investment Services Todd Gibbons Chief Financial Officer June 10, 2015

1Morgan Stanley – Financials Conference 2015 Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are ?forward-looking statements.? Words such as “estimate”, “forecast”, “project”, “anticipate”, “target”, “expect”, “intend”, “continue”, “seek”, “believe”, “plan”, “goal”, “could”, “should”, “may”, “will”, “strategy”, “opportunities”, “trends” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: opportunities for us, clients and shareholders; strategic priorities; positioning against Investor Day goals; Investment Services strategic goals, priorities and growth opportunities; strategic platform investments and relationships; technology investments and platforms; business improvement process, operating margin, expenses, business performance and tax rate; capital strategy; financial goals and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual results may differ materially from those expressed or implied as a result of the factors described under ?Forward-Looking Statements? and ?Risk Factors? in the Corporation?s Annual Report on Form 10-K for the year ended December 31, 2014 (the ?2014 Annual Report?), and in other filings of the Corporation with the Securities and Exchange Commission (the ?SEC?). Such forward-looking statements speak only as of June 10, 2015, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we may discuss some non-GAAP adjusted measures in detailing the Corporation?s performance. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP adjusted measures are contained in the Corporation?s reports filed with the SEC, including the 2014 Annual Report available at www.bnymellon.com/investorrelations. NOTE: All financial data for the Corporation throughout the presentation is as of 3/31/15 unless otherwise noted.

BNY Mellon – The Investments Company for the World

Who We Are

Investment Management	Investment Services
Revenue: ~$4.0B Pre-tax Income: ~$1.0B	Revenue: ~$10.2B Pre-tax Income: ~$2.9B

We deliver expertise at each stage of the investment lifecycle

Assets

Create | Clear & Settle | Distribute | Hold | Trade | Manage | Restructure | Service

NOTE: Financial data for Investment Management and Investment Services reflect LTM 1Q15 and exclude amortization of intangible assets (Investment Services pre-tax income excludes impact of 4Q14 litigation charge). Revenue and pre-tax income are non-GAAP measures.
See Appendix for a reconciliation. Additional disclosure regarding non-GAAP measures is available in the Corporation's reports filed with the SEC, available at www.bnymellon.com/investorrelations.

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Invested in – Delivering Innovative Investment Solutions Globally

Who We Serve

Managing and servicing assets is a small part of a universal bank

- Universal Bank
  - Corporate Banking
  - Investment Banking
  - **Investment Management**
  - **Investment Services**
  - Markets
  - Consumer Banking

BNY Mellon's primary focus, with a broader client and solution portfolio



Federal Governments
Sovereign Wealth Funds
State and Local Governments
Pension Funds
Central Banks
Individuals
Governments, Central Banks
Advisors
High Net Worth Investors
Banks
Insurance Companies
Not-for-Profits and Endowments
Investors
Manage and Service Assets
Financial Intermediaries
Broker-Dealers
Investment Managers
Alternative Investment Managers
Exchanges
Issuers, Corporations
Financial Markets Utilities
Shadow Banking
Central Counterparties (CCP)
Central Securities Depositories (CSD)

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4Morgan Stanley – Financials Conference 2015 Invested in – Expertise, Scale and Client Experience • Integrity and focus on doing what’s right • Financial strength and stability • Diverse revenue streams, reduced volatility • High level of reliability and transparency • Risk management excellence t MANAGE ASSETS SERVICE ASSETS • Specialist investment talent attracted to multi-boutique model • Wealth management – institutional grade offerings, strong balance sheet • Industry knowledge and position • Highest value provider • Industry technology leader • Breadth of solutions • Global capabilities • Industry knowledge and position • Central distribution that understands clients’ broad needs • Infrastructure • Share BNY Mellon’s insights to enhance investment and distribution performance • Industry productivity leader • Sustainable cost improvement • Apply data and analytics • Leverage our size • Reach targeted client segments, engage clients on their terms • Penetrate resource-intensive distribution channels e.g., retail intermediaries • Strategic platform investments • Extend variable cost solutions • Simpler, more agile operating model • Industry quality leader Expertise Scale Client Experience TRUST Power of BNY Mellon

5Morgan Stanley – Financials Conference 2015 Strategic Priorities to Drive Growth Achieving Our Earnings, Expense and Operating Leverage Goals Priorities Progress Driving Revenue Growth • Leveraging Expertise and Scale • Delivering Innovative Strategic Solutions to Clients • Strategic Platform Investments Business Improvement Process • Leveraging Scale • Reducing Structural Costs and Risk • Positive Operating Leverage Being a Strong, Safe, Trusted Counterparty • Strong Capital Position • Excellent Credit Ratings • Well Positioned in Stress Scenarios Generating Excess Capital and Deploying Capital Effectively • Balance Sheet Strength • Returning Value to Shareholders Attracting and Retaining Top Talent • Enhanced Leadership Team• Added Expertise to Board of Directors

6Morgan Stanley – Financials Conference 2015 Investment Services Strategic Goals and Priorities - Extend leadership in each business - Deliver cross-business client solutions - Strategic platform investments in high growth markets - Increase return on technology investment - Drive technology solutions revenue Growth Priorities - Manage the business portfolio - Embrace regulatory change - Strengthen continuous improvement culture - Reduce structural costs - Deliver consistent profitable growth Performance Priorities 1. Highest Value Provider 2. Industry Service Quality and Productivity Leader 3. Industry Technology Leadership Goals Continuously Improve Productivity and Quality, Reduce Risk and Structural Costs

7Morgan Stanley – Financials Conference 2015 Delivering Client Solutions, Creating Growth Growth Opportunities and Strategies • Fund manager middle-office services • Insurance accounting • Alternative investment manager capabilities • Risk aggregation, managed account solutions • Technology solutions • Self-clearing firms • Global wealth platform • Global advisory solutions • Multi-custodial technology capabilities • Private banking solutions for intermediaries • Collateralized loan administration/servicing • Reinsurance, collateral services for insurers • U.S. Government entity technology solutions Asset Servicing Clearing Services Corporate Trust Markets • Securities financing and term lending • Prime solutions • Move to quantitative, electronic and client- centric trading models • Diversify to stable recurring fees • Broaden distribution • Tax reclaim services • Emerging market growth • Hedged depositary receipts (ADR Plus) • Enhanced global payment capabilities • Global trade and supply chain finance • Corporate treasury management solutions • U.S. Government clearance • U.S. tri-party repo solutions • Global collateral growth • Collateral optimization technology Depositary Receipts Treasury Services Broker Dealer Services Technology Solutions • Software and data • Cloud/platform as a service • Data integration and management • Third party partnerships • Professional services

8Morgan Stanley – Financials Conference 2015 Market Opportunity1 Core Principles Global Private Wealth - $53T in global high net worth assets, growing at ~10% - Scalable, global solutions Anchor clients Scalable platform solutions Cross-business solutions Shared economies of scale for all clients Fund Manager Middle-Office Services - $2T AUM potentially in play for middle-office services - Variable cost middle office operations and technology Hedge Fund Middle-Office Services - $2.5T in global alternative assets, growing at 6% - Shift to alternatives - Multi-asset class, full lifecycle solutions Alternative Investment Services - $3T in real estate and private equity assets, expanding at 10% - Highly complex servicing needs Strategic Platform Investments in High Growth Markets

Strategic Investments to Digitize BNY Mellon

BXP

Platform as a Service

Simplified

Leaner and lower cost to deploy

Empowering

Better tools, reducing time-to-market

Innovative

Open source – faster, better

Secure

Private cloud

Common Access
Application Development
Data Center (Cloud)

Digital Pulse

Proprietary Big Data Platform

Captures, stores and analyzes data from transaction processes and business events leading to:

Increased Efficiency
Improved Client Experience
Lower Costs



1 Billion Events Captured Each Month
1 CAPTURE
VIRTUAL SENSOR
INTERNET OF THINGS
BUSINESS EVENTS
2 STORE
BIG DATA
PLUG & PLAY
SINGLE VERSION OF TRUTH
3 ANALYZE
PREDICTIVE ANALYTICS
INTELLIGENT DASHBOARDS
VISUALIZATION
4 ACT
OPERATIONS OPTIMIZATION
INTELLIGENT WORKFLOW
ALERTS

Technology Solutions

Existing Leadership

Eagle: Middle-office, accounting and performance solution for asset managers

Albridge: Multi-custodial wealth reporting platform

HedgeMark: Managed account solutions specialist for hedge fund investments

NetX360: Comprehensive platform for advisors and financial professionals

Collateral Optimization: Facilitating more efficient methods of allocating collateral trades

Enterprise Payment Hub: Automated payment processing

Liquidity Plus: Helping clients better manage liquidity and assist with evolving compliance requirements

NEXEN: The Next Generation Intelligent Open-Architecture Platform

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10Morgan Stanley – Financials Conference 2015 NEXEN Open-Architecture Platform A foundation for clients and the industry to build upon DIGITAL INTERACTIONS INNOVATIVE SOLUTIONS OPERATIONAL BACKBONE BNY Mellon eXtreme Platform Our secure, private cloud-based platform that lowers our costs and delivers resilient, secure solutions that scale and accelerate time to market Application Programming Interface (API) store Seamless integration between BNY Mellon services and our clients’ solutions Digital Pulse Reports, predictive analytics and insights generated from the multitude of activities across BNY Mellon Gateway to integrated capabilities and data delivered across all access devices App store offers enhanced customization and choice with best-in-class apps from a wide range of providers Technology Providers Market Infrastructure Data Providers Custodians Clients

11Morgan Stanley – Financials Conference 2015 20% 24% 28% 32% LTM 1Q14 LTM 1Q15 Business Improvement Process… Operating Margin1 29% % ? Business Excellence ? Continuous Process Improvement ? Client Technology Solutions Excellence ? Corporate Services ? Discretionary Activity 1 Operating margin is non-GAAP and excludes net income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang and the One Wall Street building, amortization of intangible assets, M&I, litigation and restructuring charges, and a charge (recovery) related to investment management funds, net of incentives, if applicable. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. 27% +163bps … Delivering Operating Margin Improvement Business Improvement Process

12Morgan Stanley – Financials Conference 2015 Transformation Process Driving Productivity Gains and Greater Efficiency Productivity and Efficiency Gains Funding: ? Organic business growth ? Merit increase (2H15) ? Incremental regulatory compliance costs ? Resolution Recovery planning in 2H15 ? European Single Resolution Fund expenses of $50-$70MM for full-year 2015 ? Significant new strategic relationship with $770B in assets ? Onboarding expenses; strategic platform investments and headcount growth in 2H15 ? Resolution of virtually all outstanding FX litigation ? Previously disclosed pre-tax charge of ~$50MM in 2Q15 Expectations Versus 2014: ? 2015 operating expenses: flat to slightly higher ? Improved operating margin Remain on Track to Meet Investor Day Goals

13Morgan Stanley – Financials Conference 2015 Generating Excess Capital and Deploying Capital Effectively Share Repurchases 38% ($5.2B) Dividends 22% ($3.0B) Retention 41% ($5.6B) Capital Deployment (cumulative: 2011 – 1Q 2015) Gross Capital Generation (cumulative: 2011 – 1Q 2015)$B $3.2 $7.1 $9.9 $12.9 $13.7 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2011 2012 2013 2014 1Q15 2015 Capital Plan – Repurchase Up to $3.1B of Common Stock1 and Maintain Strong Dividend Payout Ratio 1 $700MM of the common stock repurchases are contingent on a prior issuance of $1B of qualifying preferred stock. On April 28, 2015, the Company completed a $1B preferred stock offering. Note: Does not foot due to rounding

14Morgan Stanley – Financials Conference 2015 Focused on Achieving our Financial Goals Drivers to Achieve Financial Goals Business performance, net interest revenue and markets ?? Revenue growth initiatives ? Expense reduction initiatives ? Capital management ? Regulatory expenses – Tax rate ? 2014 Investor Day

Appendix

17Morgan Stanley – Financials Conference 2015 Business – Revenue and Pre-Tax Income NOTE: Pre-tax metrics for Investment Services and Investment Management businesses exclude the impact of amortization of intangible assets (Investment Services pre-tax income excludes impact of 4Q14 litigation charge.) Revenue ($MM) 2Q14 3Q14 4Q14 1Q15 LTM 1Q15 Investment Management $ 1,036 $ 1,003 $ 998 $ 1,010 $ 4,047 Investment Services 2,513 2,588 2,481 2,593 10,175 Pre-tax Income ($MM) 2Q14 3Q14 4Q14 1Q15 LTM 1Q15 Investment Management $ 202 $ 276 $ 269 $ 289 $ 1,036 Investment Services 689 753 653 796 2,891

18Morgan Stanley – Financials Conference 2015 Pre-Tax Income, Noninterest Expense & Operating Leverage – Non-GAAP ($MM) LTM 1Q14 LTM 1Q15 Margin Expansion Total revenue – GAAP $15,066 $15,896 Less: Net income attributable to noncontrolling interests of consolidated investment management funds 85 154 Gain on the sale of our investment in Wing Hang Bank - 490 Gain on the sale of the One Wall Street building - 346 Total revenue, as adjusted – Non-GAAP $14,981 $14,906 Total noninterest expense – GAAP $11,217 $12,138 Less: Amortization of intangible assets 331 289 M&I, litigation and restructuring charges 19 1,139 Charge (recovery) related to investment management funds, net of incentives (32) 109 Total noninterest expense excluding amortization of intangible assets, M&I, litigation and restructuring charges and the charge related to investment management funds, net of incentives – Non-GAAP $10,899 $10,601 Provision for credit losses (29) (28) Income before income taxes, as adjusted – Non-GAAP1 $4,111 $4,333 Pre-tax operating margin – Non-GAAP1 27% 29% +163 bps 1Non-GAAP excludes net income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang and the One Wall Street building, amortization of intangible assets, M&I, litigation and restructuring charges and the charge (recovery) related to investment management funds, net of incentives, if applicable.

19Morgan Stanley – Financials Conference 2015 Capital Generation & Deployment Capital Generation & Deployment ($B) 2011 2012 2013 2014 1Q15 Total Net Income $2.5 $2.4 $2.1 $2.6 $0.8 $10.5 Other Comprehensive Income (0.3) 1.0 (0.2) (0.7) (0.6) (0.8) Share Issuances (Benefit Plans) 0.3 0.3 0.5 0.6 0.3 2.0 Change in Goodwill and Intangibles 0.4 0.2 0.4 0.5 0.3 1.7 Divestitures 0.3 - 0.1 - - 0.4 Other (0.0) (0.0) (0.1) - - (0.1) Capital Generation $3.2 $3.9 $2.8 $3.0 $0.8 $13.7 Dividends ($0.6) ($0.6) ($0.7) ($0.8) ($0.2) ($3.0) Share Repurchases (including Benefit Plans) (0.9) (1.1) (1.0) (1.7) ($0.4) ($5.2) Capital Retention $1.7 $2.1 $1.0 $0.5 $0.2 $5.6 Note: May not foot due to rounding

Technology Awards and Recognition

Industry Leadership

- Leading platform for wealth advisors (Pershing, Bank/Broker-Dealer custody)
- Leading platform for investment managers (Custody, Eagle, Encore, Middle-office)
- Leading platform for alternative fund managers (Derivatives, Private Equity, Real Estate, Hedge funds)
- Provides fund administration capabilities to majority of the market
- Largest wealth management platform with 600+ retail websites

Awards

Best Mobile Initiative – NETX360 and NETX Investor Mobile *Waters Sell-Side Technology*	**Model Bank in Legacy & Ecosystems Transformation** *Celent*	**Distinguished Provider of Global Transaction Banking Services** *(Second Consecutive Year)* *Interviews by FImetrix, LLC*[1]
Asset Servicing Technology Vendor of the Year – Eagle *Custody Risk Americas Awards*	**Best White Label System Provider for Treasury & Cash Management Services** *Global Finance Magazine*	**Best Buy-Side Operations Solution – Eagle** *FTF News Innovation Awards*
"Excellent" Rating for Client Account Statement – Pershing *(Ninth Consecutive Year)* *DALBAR*	**Datacenter Automation Innovator of the Year – 2014** *BMC Datacenter Award*	**Top Company for Women Technologists** *Anita Borg Institute*
Best Compliance Initiative *American Financial Technology Awards*	**Best Transactional Bank for Financial Institutions in EMEA** *(Fifth Consecutive Year)* *EMEA Finance Magazine*	**Best Bank Trade Services Provider Excellence Award** *(Gold)* *Trade & Forfaiting Review Magazine*

[1] Designation based on interviews by FImetrix, LLC, with senior level executives at more than 640 banks in nearly 100 countries.

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21Morgan Stanley – Financials Conference 2015 Disclosures Best Mobile Initiative – NETX360 and NETX Investor Mobile Waters Sell Side Technology: Recognized Pershing's Net360® and NetXInvestor® Mobile solutions as best for the second consecutive year in 2014. Asset Servicing Technology Vendor of the Year – Eagle Custody Risk Americas Awards: 2014. Award presented April , 2015 . “Excellent” Rating for Client Account Statement – Pershing DALBAR: 2013 award announced January, 2014. Best Compliance Initiative American Financial Technology Awards: Presented December, 2014. Model Bank in Legacy & Ecosystems Transformation Celent: Presented March, 2015. Best White Label System Provider for Treasury & Cash Management Services Global Finance Magazine: Recognition March, 2015 issue. Datacenter Automation Innovator of the Year – 2014 BMC Datacenter Award: 2014 BMC Engage “Innovation Award” for Datacenter Automation & Cloud. Best Transactional Bank for Financial Institutions in EMEA EMEA Finance Magazine: Published in EMEA Finance's August-September 2014 edition. Distinguished Provider of Global Transaction Banking Services Interviews by FImetrix, LLC: Designation announced by FIMetrix in May, 2014. Best Buy-Side Operations Solution – Eagle FTF News Innovation Awards: Awarded June, 2014. Top Company for Women Technologists Award Anita Borg Institute, Presented May 2015. Best Bank Trade Services Provider Excellence Award (Gold) Trade & Forfaiting Review Magazine: Recognition in July 2014.